UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2004

     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of June 1, 2004 providing for the issuance of GSAA Home Equity Trust 2004-4, Asset Backed Certificates, Series 2004-4)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-38              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSAA Home Equity Trust 2004-4, Asset Backed Certificates, Series 2004-4 pursuant to the terms of the Trust Agreement, dated as of June 1, 2004 among GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

     On July 26, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 26, 2004 is filed as
               Exhibit 99.1 hereto.

GSAA Home Equity Trust 2004-4,
Asset Backed Certificates, Series 2004-4
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date: August 3, 2004        By: /s/  Mary Fonti
                          --------------------------------------------
                          Mary Fonti
                          Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         July 26, 2004

Exhibit 99.1
Monthly Certificateholder Statement on July 26, 2004


                         GSAA Home Equity Trust 2004-4
                         Statement To Certificateholders
                                  July 26, 2004
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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       145,084,000.00    145,084,000.00    3,008,232.68    194,090.15      3,202,322.83      0.00      0.00      142,075,767.32
A2A      102,801,000.00    102,801,000.00    3,008,211.94    117,535.81      3,125,747.75      0.00      0.00       99,792,788.06
A2B       42,282,000.00     42,282,000.00            0.00     61,496.82         61,496.82      0.00      0.00       42,282,000.00
M1         6,431,000.00      6,431,000.00            0.00      9,853.72          9,853.72      0.00      0.00        6,431,000.00
M2         9,411,000.00      9,411,000.00            0.00     19,177.53         19,177.53      0.00      0.00        9,411,000.00
M3         4,704,000.00      4,704,000.00            0.00     13,061.44         13,061.44      0.00      0.00        4,704,000.00
X          2,980,972.00      2,980,972.00          978.49    972,234.86        973,213.35      0.00      0.00        2,979,993.51
P                  0.00              0.00            0.00          0.00              0.00      0.00      0.00                0.00
R                  0.00              0.00            0.00          0.00              0.00      0.00      0.00                0.00
TOTALS   313,693,972.00    313,693,972.00    6,017,423.11  1,387,450.33      7,404,873.44      0.00      0.00      307,676,548.89
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                   Current
                         Beginning                                                      Ending             Class   Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total        Principal                   Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1       36228F4F0     1,000.00000000  20.73442061      1.33777777   22.07219838      979.26557939       A1         1.720000 %
A2A      36228F4G8     1,000.00000000  29.26247741      1.14333333   30.40581074      970.73752259       A2A        1.470000 %
A2B      36228F4H6     1,000.00000000   0.00000000      1.45444444    1.45444444    1,000.00000000       A2B        1.870000 %
M1       36228F4J2     1,000.00000000   0.00000000      1.53222205    1.53222205    1,000.00000000       M1         1.970000 %
M2       36228F4K9     1,000.00000000   0.00000000      2.03777813    2.03777813    1,000.00000000       M2         2.620000 %
M3       36228F4L7     1,000.00000000   0.00000000      2.77666667    2.77666667    1,000.00000000       M3         3.570000 %
X                      1,000.00000000   0.32824528    326.14692791  326.47517320      999.67175472       X          0.000000 %
TOTALS                 1,000.00000000  19.18246331      4.42294227   23.60540559      980.81753669
---------------------------------------------------------------------------------------------------    ---------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Section 4.02(i)                Principal Payments
                                                     Scheduled Principal Collected                                      119,926.21
                                                     Payoff Principal                                                 5,765,727.02
                                                     Curtailments & Principal Adj                                       131,769.88
                                                     Principal Insurance Proceeds                                             0.00
                                                     Principal Condemnation Proceeds                                          0.00
                                                     Principal Liquidation Proceeds                                           0.00
                                                     Purchased Mortgage Loans                                                 0.00
                                                     Substitution Adjustments                                                 0.00
                                                     Subsequent Recoveries                                                    0.00
                               Total Principal Payments                                                               6,017,423.11


Section 4.02(iii)              Interest Payments of Offered Certificates
                                                     Class A1                                                           194,090.15
                                                     Class A2A                                                          117,535.81
                                                     Class A2B                                                           61,496.82
                                                     Class M1                                                             9,853.72
                                                     Class M2                                                            19,177.53
                                                     Class M3                                                            13,061.44
                               Total Interest Payments                                                                  415,215.47

                               Unpaid Interest Amounts included in Distribution
                                                     Class A1                                                                 0.00
                                                     Class A2A                                                                0.00
                                                     Class A2B                                                                0.00
                                                     Class M1                                                                 0.00
                                                     Class M2                                                                 0.00
                                                     Class M3                                                                 0.00
                               Total Unpaid Interest Amounts                                                                  0.00

                               Remaining Unpaid Interest Amounts after distribution
                                                     Class A1                                                                 0.00
                                                     Class A2A                                                                0.00
                                                     Class A2B                                                                0.00
                                                     Class M1                                                                 0.00
                                                     Class M2                                                                 0.00
                                                     Class M3                                                                 0.00
                               Total Remaining Unpaid Interest Amounts                                                        0.00

                               Basis Risk Carry Forward Amounts for the Distribution Date
                                                     Class A1                                                                 0.00
                                                     Class A2A                                                                0.00
                                                     Class A2B                                                                0.00
                                                     Class M1                                                                 0.00
                                                     Class M2                                                                 0.00
                                                     Class M3                                                                 0.00
                               Total Basis Risk Carry Forward Amounts                                                         0.00

                               Basis Risk Carry Forward Amounts covered by withdrawals from Excess Reserve Fund Account
                                                     Class A1                                                               0.00
                                                     Class A2A                                                              0.00
                                                     Class A2B                                                              0.00
                                                     Class M1                                                               0.00
                                                     Class M2                                                               0.00
                                                     Class M3                                                               0.00
                               Total Basis Risk Carry Forward Amounts covered                                               0.00


Section 4.02(iii)              Principal Shortfalls
                                                     Class A1                                                               0.00
                                                     Class A2A                                                              0.00
                                                     Class A2B                                                              0.00
                                                     Class M1                                                               0.00
                                                     Class M2                                                               0.00
                                                     Class M3                                                               0.00
                               Total Principal Shortfalls                                                                   0.00

                               Interest Shortfalls
                                                     Class A1                                                               0.00
                                                     Class A2A                                                              0.00
                                                     Class A2B                                                              0.00
                                                     Class M1                                                               0.00
                                                     Class M2                                                               0.00
                                                     Class M3                                                               0.00
                               Total Interest Shortfalls                                                                    0.00

                               Basis Risk Carry Forward Amount not covered by Excess Reserve Fund Account
                                                     Class A1                                                               0.00
                                                     Class A2A                                                              0.00
                                                     Class A2B                                                              0.00
                                                     Class M1                                                               0.00
                                                     Class M2                                                               0.00
                                                     Class M3                                                               0.00
                               Total Basis Risk Carry Forward Amount not covered                                            0.00


Section 4.02(iv)               Ending Class Certificate Balance of each class of Offered Certificates
                                                     Class A1                                                   142,075,767.32
                                                     Class A2A                                                   99,792,788.06
                                                     Class A2B                                                   42,282,000.00
                                                     Class M1                                                     6,431,000.00
                                                     Class M2                                                     9,411,000.00
                                                     Class M3                                                     4,704,000.00
                               Total Ending Class Certificate Balance                                           304,696,555.38

Section 4.02(v)                Pool Stated Principal Balance
                                                     Beginning Stated Balance:                                  313,694,072.18
                                                     Ending Stated Balance:                                     307,676,649.07


Section 4.02(vi)               Servicing Fees paid to or retained by the Servicer                                   106,709.93


Section 4.02(vii)              Pass-Through Rate for each Class of Offered Certificates
                                                     Class A1                                                         1.720000
                                                     Class A2A                                                        1.470000
                                                     Class A2B                                                        1.870000
                                                     Class M1                                                         1.970000
                                                     Class M2                                                         2.620000
                                                     Class M3                                                         3.570000


Section 4.02(viii)             Amount of Advances included in the distribution                                            0.00
                               Aggregate Amount of Advances reported by Servicer or Trustee                               0.00

Loans Delinquent
                                            Group 1
                                                                                      Principal
                                           Category              Number                Balance               Percentage
                                           1 Month                         0                     0.00                  0.00 %
                                           2 Month                         0                     0.00                  0.00 %
                                           3 Month                         0                     0.00                  0.00 %
                                            Total                          0                     0.00                  0.00 %

                                            Group Totals
                                                                                      Principal
                                           Category              Number                Balance               Percentage
                                           1 Month                         0                     0.00                  0.00 %
                                           2 Month                         0                     0.00                  0.00 %
                                           3 Month                         0                     0.00                  0.00 %
                                            Total                          0                     0.00                  0.00 %

                                           Please Note: Delinquency Numbers Do Not Include Bankruptcies and Foreclosures

Loans have become REO Property
                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00             0.00%
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00             0.00%

Loans in Foreclosures

                                                                Loans in Foreclosure
                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00             0.00%
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00             0.00%

Loans in Bankruptcy
                                                                Loans in Bankruptcy

                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00             0.00%
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00             0.00%

Section 4.02(x)          Aggregate Monthly Payments due on all Outstanding Mortgage Loans
                                               Preceding 1 calendar month                                     N/A
                                               Preceding 2 calendar month                                     N/A
                                               Preceding 3 calendar month                                     N/A
                                               Preceding 4 calendar month                                     N/A
                                               Preceding 5 calendar month                                     N/A
                                               Preceding 6 calendar month                                     N/A
                                               Preceding 7 calendar month                                     N/A
                                               Preceding 8 calendar month                                     N/A
                                               Preceding 9 calendar month                                     N/A
                                               Preceding 10 calendar month                                    N/A
                                               Preceding 11 calendar month                                    N/A
                                               Preceding 12 calendar month                                    N/A

                         Monthly Payments delinquent 60 days or more
                                               Preceding 1 calendar month                                     N/A
                                               Preceding 2 calendar month                                     N/A
                                               Preceding 3 calendar month                                     N/A
                                               Preceding 4 calendar month                                     N/A
                                               Preceding 5 calendar month                                     N/A
                                               Preceding 6 calendar month                                     N/A
                                               Preceding 7 calendar month                                     N/A
                                               Preceding 8 calendar month                                     N/A
                                               Preceding 9 calendar month                                     N/A
                                               Preceding 10 calendar month                                    N/A
                                               Preceding 11 calendar month                                    N/A
                                               Preceding 12 calendar month                                    N/A


Section 4.02(xi)         Details of Mortgage Loans became REO Property during the preceding calendar month
                         (Please refer to the attached report)

Section 4.02(xii)        Details of Mortgage Loans became REO Property


Section 4.02(xiii)       Has a Trigger Event Occurred?                                                                        NO

                         Details of Delinquency Trigger
                                               Current rolling three month delinquency average                        0.000000 %
                                               Prior Period Senior Enhancement Percentage                             7.730000 %
                                               Trigger Threshold (40% of Prior Period Senior Enhancement Percentage)  3.092000 %

                         Details of Cumulative Realized Losses Trigger
                                               Cumulative Realized Losses to original pool balance                    0.000000 %
                                               Cumulative Realized Losses Threshold                                   0.000000 %


Section 4.02(xiv)        Deposit in the Excess Reserve Fund Account (after distribution)                                    0.00

Section 4.02(xv)         Aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month        0.00
                         Aggregate amount of Applied Realized Loss Amounts incurred through this Distribution Date             0.00

Section 4.02(xvi)        Amount of Net Monthly Excess Cash Flow                                                          973,213.36
                         Net Monthly Excess Cash Flow allocated for Applied Realized Loss                                      0.00
                         Net Monthly Excess Cash Flow allocated for Unpaid Interest Amounts                                    0.00

Section 4.02(xvii)       Overcollateralization Amount                                                                  2,981,072.18
                         Specified Overcollateralized Amount                                                           2,980,093.69

Section 4.02(xviii)      Prepayment Premiums collected                                                                         0.00

Section 4.02(xix)        Interest Rate Cap Payment                                                                             0.00

Section 4.02(xx)         Amount distributed on Class X                                                                   973,213.36
                                               Class X Principal Payment                                                     978.49
                                               Class X Interest Payment                                                  972,234.86
                         Amount distributed on Class P                                                                         0.00
                         Amount distributed on Class R                                                                         0.00

Section 4.02(xxi)        Amount Subsequent Recoveries                                                                          0.00


                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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